                                                                  Exhibit 10.145

                 FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

     THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT ("AMENDMENT") dated as of June 2, 2005, by and among LAKES CALIFORNIA LAND DEVELOPMENT, INC., LAKES ENTERTAINMENT, INC., LAKES SHINGLE SPRINGS, INC., LAKES JAMUL, INC., LAKES KAR SHINGLE SPRINGS, L.L.C., LAKES KEAN ARGOVITZ RESORTS-CALIFORNIA, L.L.C. (each an "Original Secured Party" and collectively, the "Original Secured Parties"), LAKES PAWNEE CONSULTING, LLC, LAKES PAWNEE MANAGEMENT, LLC, LAKES KICKAPOO CONSULTING, LLC, LAKES KICKAPOO MANAGEMENT, LLC, LAKES IOWA CONSULTING, LLC, LAKES IOWA MANAGEMENT, LLC, (each an " Additional Secured Party", collectively the "Additional Secured Parties" and collectively with the Original Secured Parties, the "Secured Parties") and KEVIN M. KEAN, a resident of the state of Nevada (the "Debtor").

                                    RECITALS:

     WHEREAS, Debtor and the Original Secured Parties have entered into that certain Loan and Security Agreement dated as of January 30, 2003 (as amended from time to time, the "Security Agreement"); capitalized terms used but not otherwised defined herein shall have the meanings set forth in the Security Agreement; and

     WHEREAS, Debtor, Lakes Pawnee Consulting, LLC and Lakes Pawnee Mangement, LLC have entered into that certain Consulting Agreement of even date herewith (as amended from time to time, the "Pawnee Consulting Agreement"); and

     WHEREAS, Debtor, Lakes Kickapoo Consulting, LLC and Lakes Kickapoo Management, LLC have entered into that certain Consulting Agreement of even date herewith (as amended from time to time, the "Kickapoo Consulting Agreement"); and

     WHEREAS, Debtor, Lakes Iowa Consulting, LLC and Lakes Iowa Management, LLC have entered into that certain Consulting Agreement of even date herewith (as amended from time to time, the "Iowa Consulting Agreement");

     WHEREAS, to induce the Additional Secured Parties to enter into the above-referenced Pawnee Consulting Agreement, Kickapoo Consulting Agreement and Iowa Consulting Agreement, as applicable, each of the parties to this First Amendment have agreed to amend the Security Agreement pursuant to the terms and conditions contained herein.

                                   AGREEMENTS:

     NOW, THEREFORE, in consideration of the foregoing premises and for good and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Security Agreement as follows:

     1. Parties. The list of Parties on page one of the Security Agreement is hereby amended to add the following entities:

LAKES PAWNEE CONSULTING, LLC
130 Cheshire Lane
Minnetonka, MN 55305                                           ("Secured Party")

LAKES PAWNEE MANAGEMENT, LLC
130 Cheshire Lane
Minnetonka, MN 55305                                           ("Secured Party")

LAKES KICKAPOO CONSULTING, LLC
130 Cheshire Lane
Minnetonka, MN 55305                                           ("Secured Party")

LAKES KICKAPOO MANAGEMENT, LLC
130 Cheshire Lane
Minnetonka, MN 55305                                           ("Secured Party")

LAKES IOWA CONSULTING, LLC
130 Cheshire Lane
Minnetonka, MN 55305                                           ("Secured Party")

LAKES IOWA MANAGEMENT, LLC
130 Cheshire Lane
Minnetonka, MN 55305                                           ("Secured Party")

     2. Amendment of Definitions - Loan Documents and Secured Obligations. The first sentence of Section 2 of the Security Agreement is hereby amended by inserting the phrase "the Pawnee Consulting Agreement, the Kickapoo Consulting Agreement and the Iowa Consulting Agreement," immediately following the existing phrase "each of the KARSS Note and the KAR Note (as respectively defined in the Buyout Agreements)," as set forth therein in order to specifically include such consulting agreements within the scope of the term "Loan Documents" as set forth therein. The term "Loan Documents" is used in the Security Agreement to further define the term "Secured Obligations" as used therein and accordingly, the foregoing amendment also has the effect of including the Debtor's obligations under such consulting agreements within the term Secured Obligations. As used above and elsewhere in the Security Agreement, the terms "Pawnee Consulting Agreement," "Kickapoo Consulting Agreement" and "Iowa Consulting Agreement" shall each have the meanings assigned to such terms in the Recitals to this First Amendment.

     Notwithstanding the foregoing or any contrary term or provision set forth herein, in the Buyout Agreements or in the Security Agreement, each of the Secured Parties and Debtor acknowledges and agrees:

          (a) that no fees, income or other Rights to Payment owing by a Secured Party to Debtor under the Pawnee Consulting Agreement, the Kickapoo Consulting Agreement or


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     the Iowa Consulting Agreement (collectively, the "Kean Oklahoma/Texas
     Fees") shall be applied to the payment of or constitute Collateral for any Secured Obligations owing by Debtor to any Secured Party under or with respect to any contracts related to gaming projects with either the Shingle Springs Band of Miwok Indians or the Jamul Indian Village. Debtor acknowledges that such limitation shall not apply to Kean Residential Loan Obligations, which obligations shall be secured by the Kean Oklahoma/Texas Fees; and

          (b) that an "event of default" by Debtor under the Buyout Agreements or any "Consulting Agreement" related to the gaming projects with either the Shingle Springs Band of Miwok Indians or the Jamul Indian Village shall not constitute an "event of default" under any of the Pawnee Consulting Agreement, the Kickapoo Consulting Agreement or the Iowa Consulting Agreement, and conversely, that an "event of default" by Debtor under any of the Pawnee Consulting Agreement, the Kickapoo Consulting Agreement or the Iowa Consulting Agreement shall not constitute an "event of default" under the Buyout Agreements or any "Consulting Agreement" related to the gaming projects with either the Shingle Springs Band of Miwok Indians or the Jamul Indian Village; and

          (c) that subject to the "50%" limitation set forth in Section 2 of the Buyout Agreements, the Secured Parties shall have the right to apply any Shingle Springs/Jamul Fees (as hereinafter defined) to the payment of any Obligations of Debtor owed to a Secured Party under or with respect to any of the Pawnee Consulting Agreement, the Kickapoo Consulting Agreement or the Iowa Consulting Agreement, whether prior to or after the occurrence of any event of default under the Loan Documents. As used herein, the term "Shingle Springs/Jamul Fees" shall mean any fees, income or other Rights to Payment owing by a Secured Party to Debtor under the Buyout Agreements or any "Consulting Agreement" related to the gaming projects with either the Shingle Springs Band of Miwok Indians or the Jamul Indian Village .

     3. Amendment of Definition - Rights to Payment. Section 2(a)(ii) is hereby deleted in its entirety and replaced with the following:

          (ii) The term "Rights to Payment" shall mean each and all of the contract rights and rights to payment of the Debtor arising under each of the Buyout Agreements, the "Consulting Agreements" (as respectively defined in the Buyout Agreements), the Pawnee Consulting Agreement, the Kickapoo Consulting Agreement, the Iowa Consulting Agreement and under or arising from any consulting, broker or other agreement involving (1) either Kevin Kean or any affiliate of Kean in which he directly or indirectly owns an ownership interest or is a director, officer, employee or agent, and (2) any of the "Designated Tribes" (defined below) or with any Secured Party, together with all substitutions, replacements and amendments thereto, each whether now existing or hereafter arising.

          (iii) The term "Designated Tribes" shall mean any of the following:
     Shingle Springs Band of Miwok Indians, Jamul Indian Village, Pawnee Nation of Oklahoma,


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

     Iowa Tribe of Oklahoma, Kickapoo Traditional Tribe of Texas, and/or any instrumentality, subsidiary or other affiliate of any of such tribes.

     4. Exclusive Development Rights.

          a. Consulting Rights in Favor of Kean. Lakes Entertainment, Inc. ("Lakes Entertainment") agrees that so long as any loans and similar obligations of Debtor to Lakes Entertainment or any of its Affiliates remain owing and unpaid, Lakes shall grant Debtor the right to be a consultant to Lakes Entertainment with respect to each gaming project opportunity pursued by Lakes Entertainment or any of it s Affiliates in the State of Oklahoma (each an "Oklahoma Gaming Opportunity. Lakes shall promptly notify Debtor in writing of all Oklahoma Gaming Opportunities. From the date of receiving such notice, Debtor shall have thirty (30) days to consider the Oklahoma Gaming Opportunity and notify Lakes Entertainment whether he intends to accept such consulting engagement. In the event that Debtor declines such opportunity or fails to respond within such thirty
     (30) day period, Lakes Entertainment shall have the right to pursue such opportunity individually or with any other party. If Debtor shall accept such consulting engagement, then Debtor and Lakes Entertainment shall enter into a consulting agreement with respect to such Oklahoma Gaming Opportunity on substantially the same terms and conditions as set forth in the Kickapoo Consulting Agreement. Lakes Entertainment shall have the right to assign its rights and obligations under this Section 5 to one or more of its subsidiaries.

          b. Development Rights in Favor of Lakes. Debtor agrees that so long as any debts and obligations of Debtor to Lakes Entertainment or any of its Affiliates remain owing and unpaid, Debtor shall grant Lakes Entertainment a right of first refusal to pursue or develop any gaming-related business opportunity made available to Debtor by any party (each a "Business Opportunity") on the same terms and conditions as offered to Debtor. Debtor shall promptly notify Lakes Entertainment in writing of all Business Opportunities together with all material terms and conditions. From the date of receiving such notice and all material information, Lakes Entertainment shall have thirty (30) days to consider the Business Opportunity and notify Debtor whether it intends to pursue the same. In the event that Lakes Entertainment declines such opportunity, Debtor shall have the right to pursue such opportunity individually or with any other party but may not do so on terms and conditions more favorable than those offered to Lakes Entertainment. If Debtor does not enter into a signed agreement with such unrelated third party regarding the Business Opportunity which has been declined by Lakes Entertainment within one (1) year of such declination, then Lakes' right of first refusal granted herein is reinstated for that opportunity. If Lakes Entertainment shall pursue the Business Opportunity, then Debtor shall be entitled to a fee with respect to such opportunity in an amount and subject to the same terms and conditions as are set forth in Section 6 of the Kickapoo Consulting Agreement. Lakes Entertainment shall have the right to assign its rights and obligations under this Section 5 to one or more of its subsidiaries.

     5. Definition of Affiliate. As used in the Security Agreement, the term "Affiliate" shall mean with respect to any specified person or entity (a "Person"), any other Person that directly or


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

indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with the specified Person; and for the purposes of this definition, "control" (including the terms controlling, controlled by, or under common control with) means the possession, direct or indirect, or the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, partnership or member interests, by contract or otherwise.

     6. No Other Changes. Except as explicitly amended by this Amendment, all of the terms and conditions of the Security Agreement remain in full force and effect.

     7. Representations and Warranties. Except as explicitly amended by this Amendment, Debtor reaffirms that each of the Representations and Warranties contained in the Security Agreement is correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

     8. Counterparts. This Amendment may be executed in any number of counterparts and by facsimile, and each such counterpart shall be considered an original and all of which taken together shall constitute one and the same instrument.

         [The remainder of this page has intentionally been left blank.]

                          (THE SIGNATURE PAGE FOLLOWS.)


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

     THE PARTIES have executed this First Amendment to Loan and Security Agreement as of June 14, 2005.

SECURED PARTIES:
LAKES ENTERTAINMENT, INC.               LAKES SHINGLES SPRINGS, INC.


By: /s/ Timothy J. Cope                 By: /s/ Timothy J. Cope
    ---------------------------------       ------------------------------------
    Timothy J. Cope                         Timothy J. Cope
    Its: President                          Its: President


LAKES JAMUL, INC.                       LAKES CALIFORNIA LAND DEVELOPMENT, INC.


By: /s/ Timothy J. Cope                 By: /s/ Timothy J. Cope
    ---------------------------------       ------------------------------------
    Timothy J. Cope                         Timothy J. Cope
    Its: President                          Its: President


                                        LAKES KEAN ARGOVITZ RESORTS-CALIFORNIA,
LAKES KAR-SHINGLE SPRINGS, L.L.C.       L.L.C.

By: Lakes Shingle Springs, Inc.         By: Lakes Shingle Springs, Inc.
Its: Member                             Its: Member


By: /s/ Timothy J. Cope                 By: /s/ Timothy J. Cope
    ---------------------------------       ------------------------------------
    Timothy J. Cope                         Timothy J. Cope
    Its: President                          Its: President


LAKES PAWNEE CONSULTING, LLC            LAKES PAWNEE MANAGEMENT, LLC


By: /s/ Timothy J. Cope                 By: /s/ Timothy J. Cope
    ---------------------------------       ------------------------------------
    Timothy J. Cope                         Timothy J. Cope
    Its: President                          Its: President


LAKES KICKAPOO CONSULTING, LLC          LAKES KICKAPOO MANAGEMENT, LLC


By: /s/ Timothy J. Cope                 By: /s/ Tmothy J. Cope
    ---------------------------------       ------------------------------------
    Timothy J. Cope                         Timothy J. Cope
    Its: President                          Its: President


LAKES IOWA CONSULTING, LLC              LAKES IOWA MANAGMENT, LLC


By: /s/ Timothy J. Cope                 By: /s/ Timothy J. Cope
    ---------------------------------       ------------------------------------
    Timothy J. Cope                         Timothy J. Cope
    Its: President                          Its: President


DEBTOR:


                                        /k/ Kevin M. Kean
                                        ----------------------------------------
                                        KEVIN M. KEAN